UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

SURGICAL CARE AFFILIATES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-36154

Delaware	20-8740447
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

520 Lake Cook Road, Suite 250 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

(847) 236-0921

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, Surgical Care Affiliates, Inc. (“SCA”) will participate in the Barclays Global Healthcare Conference on Tuesday, March 15, 2016, in Miami, Florida. SCA Executive Vice President and Chief Financial Officer, Tom De Weerdt, is scheduled to make a presentation at the conference beginning at 10:15 a.m. EDT. A copy of the presentation materials to be made available at the conference is being furnished as Exhibit 99.1 to this report. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such presentation materials are also available on SCA’s Investor Relations website at http://investor.scasurgery.com.

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed below and in the Exhibit Index is being furnished pursuant to Regulation FD as part of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit Number	Description of Exhibit

99.1	Investor Materials to be made available at the Barclays Global Healthcare Conference on March 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURGICAL CARE AFFILIATES, INC.

Date: March 15, 2016	By:	/s/ Richard L. Sharff, Jr.
	Name:	Richard L. Sharff, Jr.
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Investor Materials to be made available at the Barclays Global Healthcare Conference on March 15, 2016